united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22718

Two Roads Shared Trust

(Exact name of registrant as specified in charter)

225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246

(Address of principal executive offices) (Zip code)

The Corporation Trust Company

1209 Orange Street, Wilmington, DE 19801

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-490-4300

Date of fiscal year end: 7/31

Date of reporting period: 7/31/23

ITEM 1. REPORTS TO SHAREHOLDERS.

Anfield Universal Fixed Income ETF

AFIF

July 31, 2023

Annual Report

Advised by:
Regents Park Funds, LLC
4041 MacArthur Blvd., Suite 155
Newport Beach, CA 92660
RegentsParkFunds.com
1-866-866-4848

Distributed by Northern Lights Distributors, LLC
Member FINRA

August 2023

Annual Letter to Shareholders of the Anfield Universal Fixed Income ETF (AFIF)

General Fund Update

The Anfield Universal Fixed Income ETF (“AFIF” or “the Fund”) continued to navigate a rising rate environment throughout the fiscal year ended July 31st, 2023. Since mid-March 2022, the U.S. Federal Reserve has tightened a cumulative 525 bps, taking the Federal Funds Rate from a range of 0.00-0.25% to the current range of 5.25-5.50%, the highest rate in over 20 years.

Update on Performance

The Fund returned 4.83% net of all fees and expenses for the fiscal year ended July 31st, 2023. The Bloomberg U.S. Aggregate Bond Index returned -3.37%, the Bloomberg Intermediate U.S. Aggregate Bond Index returned -2.57%, the Bloomberg Global Aggregate Bond Index returned -2.71%, and the ICE BofAML US Dollar Libor 3 Month Constant Maturity Indexed returned 3.91%. AFIF’s performance beat all 4 indices, though the Fund is not managed to any benchmark. The Fund benefited from a lower duration positioning, 1-3 years, versus the aggregate bond indices mentioned previously which have a duration ranging from 6-7 years, though past performance does not guarantee future results.

In mid-October 2022, the Fund slumped to its lowest point of the period -2.54% net of all fees from the start of the fiscal year, due to a general bond market sell-off as the U.S. Federal Reserve began raising rates. Following the initial slump, Fund performance turned around and showed positive returns for the next ~4 months as fixed income markets normalized. From February 2023 to late March 2023, the Fund lost ~1.65% net of all fees before beginning yet another climb that would see the Fund end the fiscal year up 4.83% net of all fees.

Current Positioning

As of July 31, 2023, the Fund holds a majority of its assets in Corporate Bonds (50%), Collateralized Loan Obligations (25%), and Collateralized Mortgage Obligations (9%). Looking forward, we continue to emphasize high quality, yield-enhancing corporate credit (low BBB / high BB), mortgage-backed, and asset-backed security allocations while favoring the front-end of the yield curve as we do not believe the Fund will be compensated appropriately to extend further out and take on additional risk. We also believe the shape of the yield curve(flat to inverted), which we expect to persist for the next 6-12 months, makes floating rate instruments particularly attractive, with coupons well north of 8%. In AFIF, these positions make up ~35% of the portfolio. The Fund’s non-conformance with traditional fixed income benchmark-specific guidelines allows the portfolio managers to express their outlook fully; allowing them to take greater exposure in areas where they see opportunity, and avoid certain markets altogether. In the current fixed-income market environment, we believe the risk / reward tradeoff is more favorable to credit rather than interest rate / duration.

On behalf of the entire staff at Anfield Capital Management, we thank you for your continued support.

David Young, CFA

CEO & Founder

The views in this report are those of the Fund’s management. This report contains certain forward-looking statements about factors that may affect the performance of the Fund in the future. These statements are based on the Fund’s management’s predictions and expectations concerning certain future events such as the performance of the economy as a whole and of specific industry sectors. Management believes these forward-looking statements are reasonable, although they are inherently uncertain and difficult to predict.

6391-NLD-0818223

Anfield Universal Fixed Income ETF
PORTFOLIO REVIEW (Unaudited)
July 31, 2023

The Fund’s performance figures* for the periods ended July 31, 2023, as compared to its benchmark:

		Inception ***
	One Year	through July 31, 2023
Anfield Universal Fixed Income ETF - NAV	4.83%	0.18%
Anfield Universal Fixed Income ETF - Market Price	4.72%	0.11%
ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index **	3.91%	1.74%

*	The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Past performance is no guarantee of future results. Performance figures for periods less than 1 year are not annualized. The Fund’s adviser has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least November 30, 2023 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. This agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limits as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. The Fund’s total annual operating expenses (including underlying fund fees) after fee waiver and expense reimbursement is 1.00% and without waiver or reimbursement the gross operating expenses (including underlying fund fees) is 1.00%, per the most recent prospectus. Please review the Fund’s most recent prospectus for more detail on the expense waiver.

The Fund’s per share net asset value or “NAV” is the value of one share of the Fund as calculated in accordance with the standard formula for valuing exchange traded fund shares. The NAV return is based on the NAV of the Fund and the market return is based on the Market Price per share of the Fund. The price used to calculate market return (“Market Price”) is determined by using the midpoint between the highest bid and the lowest offer on the primary stock exchange on which shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. Beginning November 2, 2020, Market Price returns are calculated using the closing price and account for distributions from the Fund. Prior to November 2, 2020, Market Price returns were calculated using the midpoint price and accounted for distributions from the Fund. Market Price and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at Market Price and NAV, respectively.

**	The ICE BofA Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index is designed to track the performance of a synthetic asset paying LIBOR to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument. Investors cannot invest directly in an index or benchmark. Index returns are gross of any fees, brokerage commissions or other expenses of investing.

***	As of the close of business on the day of commencement of trading on September 18, 2018.

Comparison of the Change in Value of a $10,000 Investment

Portfolio Composition as of July 31, 2023:

Top 10 Industry/Asset Class Allocations	% of Net Assets
Asset Backed Securities - CLO	24.9%
Corporate Bonds - Banking	11.6%
Collateralized Mortgage Obligations	9.2%
Exchange-Traded Funds - Fixed Income	6.1%
Corporate Bonds - Automotive	6.0%
Corporate Bonds - Specialty Finance	5.2%
Corporate Bonds - Real Estate Investment Trusts	4.4%
Corporate Bonds - Telecommunications	4.4%
Corporate Bonds - Asset Management	3.3%
Term Loans - Transportation & Logistics	2.9%
Other Assets Less Liabilities	22.0%
100.0%

Please refer to the Schedule of Investments in this Annual Report for a detailed analysis of the Fund’s holdings.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS
July 31, 2023

Shares					Fair Value
	EXCHANGE-TRADED FUNDS — 6.1%
	FIXED INCOME - 6.1%
169,500	Invesco Fundamental High Yield Corporate Bond ETF				$2,979,810
28,100	SPDR Blackstone Senior Loan ETF				1,178,514
31,800	SPDR Bloomberg High Yield Bond ETF				2,949,450
					7,107,774

	TOTAL EXCHANGE-TRADED FUNDS (Cost $7,614,357)				7,107,774

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 25.0%
	CLO — 24.9%
2,000,000	Apidos CLO XV Series 2013-15A DRR(a),(b)	TSFR3M + 2.962%	8.2880	04/20/31	1,873,648
500,000	Ares XXXIIR CLO Ltd. Series 2014-32RA C(a),(b)	TSFR3M + 2.900%	8.2210	05/15/30	469,497
2,000,000	Benefit Street Partners Clo XII Ltd. Series 2017-12A C(a),(b)	TSFR3M + 3.312%	8.6200	10/15/30	1,940,532
2,000,000	BlueMountain Fuji US CLO II Ltd. Series 2017-2A C(a),(b)	TSFR3M + 3.262%	8.5880	10/20/30	1,801,068
250,000	Carlyle Global Market Strategies CLO Ltd. Series 2013-4A CRR(a),(b)	TSFR3M + 2.012%	7.3200	01/15/31	243,729
2,000,000	Carlyle US CLO Ltd. Series 2018-2A C(a),(b)	TSFR3M + 2.900%	8.4700	10/15/31	1,887,899
1,400,000	Cedar Funding IX CLO Ltd. Series 2018-9A D(a),(b)	TSFR3M + 2.862%	8.1880	04/20/31	1,336,371
1,000,000	Columbia Cent CLO Ltd. Series 2018-28A C(a),(b)	TSFR3M + 3.420%	8.7440	11/07/30	845,554
1,500,000	Dryden 37 Senior Loan Fund Series 2015-37A ER(a),(b)	TSFR3M + 5.412%	10.7200	01/15/31	1,204,862
1,600,000	Dryden 55 CLO Ltd. Series 2018-55A D(a),(b)	TSFR3M + 3.112%	8.4200	04/15/31	1,458,846
1,500,000	Greenwood Park CLO Ltd. Series 2018-1A D(a),(b)	TSFR3M + 2.762%	8.0700	04/15/31	1,386,340
2,000,000	Mountain View CLO IX Ltd. Series 2015-9A CR(a),(b)	TSFR3M + 3.382%	8.6900	07/15/31	1,773,268
1,000,000	Oaktree CLO Ltd. Series 2019-1A D(a),(b)	TSFR3M + 4.062%	9.4070	04/22/30	941,895
2,000,000	Octagon Investment Partners Ltd. Series 2018-18A D(a),(b)	TSFR3M + 5.772%	11.0800	04/16/31	1,649,406
2,150,000	OZLM XXIV Ltd. Series 2019-24A C2(a),(b)	TSFR3M + 4.522%	9.8480	07/20/32	1,938,317
1,500,000	Rockford Tower CLO Ltd. Series 2017-1A DR2B(a),(b)	TSFR3M + 5.242%	10.5680	04/20/34	1,515,582
1,750,000	Shackleton CLO Ltd. Series 2014-5RA D(a),(b)	TSFR3M + 3.150%	8.4740	05/07/31	1,605,756
1,000,000	Sound Point CLO VIII-R, Ltd. Series 2015-1RA E(a),(b)	TSFR3M + 6.862%	12.1700	04/15/30	590,397
2,025,000	Steele Creek CLO Ltd. Series 2014-1RA D(a),(b)	TSFR3M + 3.062%	8.3950	04/21/31	1,792,103
2,000,000	Venture XV CLO Ltd. Series 2013-15A DR2(a),(b)	TSFR3M + 4.182%	9.4900	07/15/32	1,876,810
1,000,000	Zais Matrix CDO I Series 2022-18A D1(a),(b)	TSFR3M + 4.670%	10.0210	01/25/35	953,780
					29,085,660
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1%
53,385	Alternative Loan Trust Series 2007-J1 3A2(c)		3.9920	11/25/36	49,177

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	ASSET BACKED SECURITIES — 25.0% (Continued)
	COLLATERALIZED MORTGAGE OBLIGATIONS — 0.1% (Continued)
2,375,643	BCAP, LLC Trust Series 2007-AA2 21IO(b),(d)		0.4260	04/25/37	$27,278
					76,455
	TOTAL ASSET BACKED SECURITIES (Cost $31,944,274)				29,162,115

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 9.2%
181,383	Fannie Mae Interest Strip Series 291 2(d)		8.0000	11/25/27	16,307
88,233	Fannie Mae Interest Strip Series 343 6(d)		5.0000	10/25/33	10,583
103,758	Fannie Mae Interest Strip Series 346 2(d)		5.5000	12/25/33	19,180
62,804	Fannie Mae Interest Strip Series 355 12(b),(d)		6.0000	07/25/34	8,973
346,661	Fannie Mae Interest Strip Series 364 2(d)		4.5000	09/25/35	55,668
542,710	Fannie Mae Interest Strip Series 365 4(d)		5.0000	04/25/36	88,888
153,444	Fannie Mae Interest Strip Series 384 28(b),(d)		6.0000	05/25/36	28,630
84,783	Fannie Mae Interest Strip Series 370 2(d)		6.0000	06/25/36	19,534
778,689	Fannie Mae Interest Strip Series 378 4(d)		5.0000	07/25/36	150,508
571,119	Fannie Mae Interest Strip Series 371 2(d)		6.5000	07/25/36	121,752
142,386	Fannie Mae Interest Strip Series 377 2(d)		5.0000	10/25/36	26,131
1,673,766	Fannie Mae Interest Strip Series 395 7(d)		5.5000	11/25/36	330,509
88,420	Fannie Mae Interest Strip Series 383 20(d)		5.5000	07/25/37	15,070
451,126	Fannie Mae Interest Strip Series 385 3(d)		5.0000	01/25/38	77,292
503,459	Fannie Mae Interest Strip Series 407 40(d)		6.0000	01/25/38	99,596
854,013	Fannie Mae Interest Strip Series 398 C9(d)		6.0000	05/25/39	258,359
253,046	Fannie Mae Interest Strip Series 396 2(d)		4.5000	06/25/39	36,450
372,594	Fannie Mae Interest Strip Series 399 2(d)		5.5000	11/25/39	80,740
1,034,279	Fannie Mae Interest Strip Series 408 C4(d)		5.5000	11/25/40	197,840
379,567	Fannie Mae Interest Strip Series 409 C18(d)		4.0000	04/25/42	70,141
78,220	Fannie Mae REMICS Series 2001-32 SA(b),(d)	SOFR30A + 7.836%	2.7670	07/25/31	3,293
476,581	Fannie Mae REMICS Series 2003-7 SN(b),(d)	SOFR30A + 7.636%	2.5670	02/25/33	49,640
145,461	Fannie Mae REMICS Series 2003-43 IY(d)		6.0000	05/25/33	18,245
223,222	Fannie Mae REMICS Series 2004-62 TP(b),(d)	SOFR30A + 38.500%	5.5000	07/25/33	30,194
283,341	Fannie Mae REMICS Series 2004-70 XJ(b),(d)		5.0000	10/25/34	46,640
209,182	Fannie Mae REMICS Series 2004-91 DS(b),(d)	SOFR30A + 6.536%	1.4670	12/25/34	13,640

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS 9.2% (Continued)
71,311	Fannie Mae REMICS Series 2005-87 SE(b),(d)	SOFR30A + 5.936%	0.8670	10/25/35	$3,916
123,000	Fannie Mae REMICS Series 2005-89 S(b),(d)	SOFR30A + 6.586%	1.5170	10/25/35	8,149
176,091	Fannie Mae REMICS Series 2007-28 LS(b),(d)	SOFR30A + 6.511%	1.4420	01/25/36	13,822
22,250	Fannie Mae REMICS Series 2006-8 WN(b),(d)	SOFR30A + 6.586%	1.5170	03/25/36	1,955
50,684	Fannie Mae REMICS Series 2006-8 HL(b),(d)	SOFR30A + 6.586%	1.5170	03/25/36	3,938
1,428,962	Fannie Mae REMICS Series 2007-18 BF(b),(d)	SOFR30A + 0.495%	5.5630	04/25/36	211,280
1,470,307	Fannie Mae REMICS Series 2007-28 CF(b),(d)	SOFR30A + 0.505%	5.5730	07/25/36	226,568
129,495	Fannie Mae REMICS Series 2006-101 SA(b),(d)	SOFR30A + 6.466%	1.3970	10/25/36	11,136
116,444	Fannie Mae REMICS Series 2006-116 S(b),(d)	SOFR30A + 6.486%	1.4170	12/25/36	8,767
52,124	Fannie Mae REMICS Series 2006-125 SM(b),(d)	SOFR30A + 7.086%	2.0170	01/25/37	4,591
218,125	Fannie Mae REMICS Series 2007-36 SN(b),(d)	SOFR30A + 6.656%	1.5870	04/25/37	20,023
801,530	Fannie Mae REMICS Series 2007-55 S(b),(d)	SOFR30A + 6.646%	1.5770	06/25/37	41,187
88,473	Fannie Mae REMICS Series 2007-72 EK(b),(d)	SOFR30A + 6.286%	1.2170	07/25/37	7,498
108,914	Fannie Mae REMICS Series 2007-66 AS(b),(d)	SOFR30A + 6.486%	1.4170	07/25/37	7,060
698,104	Fannie Mae REMICS Series 2007-88 MI(b),(d)	SOFR30A + 6.406%	1.3370	09/25/37	56,939
105,880	Fannie Mae REMICS Series 2007-106 SN(b),(d)	SOFR30A + 6.296%	1.2270	11/25/37	8,225
196,024	Fannie Mae REMICS Series 2007-109 DI(b),(d)	SOFR30A + 6.286%	1.2170	12/25/37	17,937
296,878	Fannie Mae REMICS Series 2007-117 SM(b),(d)	SOFR30A + 6.186%	1.1170	01/25/38	20,251
5,485,062	Fannie Mae REMICS Series 2010-89 AI(b),(d)	SOFR30A + 6.336%	0.1500	02/25/38	19,635
39,194	Fannie Mae REMICS Series 2008-24 SP(b)	SOFR30A + 23.283%	4.2770	02/25/38	38,019
1,840,597	Fannie Mae REMICS Series 2008-58 SE(b),(d)	SOFR30A + 5.886%	0.8170	07/25/38	125,106
334,129	Fannie Mae REMICS Series 2009-66 SH(b),(d)	SOFR30A + 5.936%	0.8670	09/25/39	15,372
100,618	Fannie Mae REMICS Series 2009-112 ST(b),(d)	SOFR30A + 6.136%	1.0670	01/25/40	7,641
97,082	Fannie Mae REMICS Series 2010-126 UI(d)		5.5000	10/25/40	12,936
300,259	Fannie Mae REMICS Series 2010-130 HI(d)		6.0000	11/25/40	60,339
377,600	Fannie Mae REMICS Series 2010-139 SA(b),(d)	SOFR30A + 5.916%	0.8470	12/25/40	28,103
73,315	Fannie Mae REMICS Series 2011-11 PI(d)		4.0000	03/25/41	9,246
268,499	Fannie Mae REMICS Series 2017-87 KI(d)		5.0000	06/25/41	43,708
424,200	Fannie Mae REMICS Series 2011-96 SA(b),(d)	SOFR30A + 6.436%	1.3670	10/25/41	29,086
2,558,067	Fannie Mae REMICS Series 2012-30 CI(d)		5.0000	10/25/41	313,363
1,592,587	Fannie Mae REMICS Series 2011-122 DS(b),(d)	SOFR30A + 6.406%	1.3370	12/25/41	170,259
802,500	Fannie Mae REMICS Series 2012-68 NS(b),(d)	SOFR30A + 6.586%	1.5170	03/25/42	38,971
904,585	Fannie Mae REMICS Series 2012-89 SA(b),(d)	SOFR30A + 5.436%	0.3670	08/25/42	42,658
1,438,309	Fannie Mae REMICS Series 2012-103 TI(d)		5.0000	09/25/42	257,830

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS 9.2% (Continued)
99,740	Fannie Mae REMICS Series 2014-68 IB(d)		4.5000	02/25/43	$10,266
283,760	Fannie Mae REMICS Series 2013-103 JS(b),(d)	SOFR30A + 5.886%	0.8170	10/25/43	21,881
371,723	Fannie Mae REMICS Series 2014-38 QI(d)		5.5000	12/25/43	66,062
1,179,918	Fannie Mae REMICS Series 2014-87 MS(b),(d)	SOFR30A + 6.136%	1.0670	01/25/45	85,191
251,916	Fannie Mae REMICS Series 2015-33 OI(d)		5.0000	06/25/45	32,493
456,492	Fannie Mae REMICS Series 2016-39 LS(b),(d)	SOFR30A + 5.886%	0.8170	07/25/46	55,574
1,566,055	Fannie Mae REMICS Series 2017-97 SW(b),(d)	SOFR30A + 6.086%	1.0170	12/25/47	159,336
1,017,560	Fannie Mae REMICS Series 2017-108 SA(b),(d)	SOFR30A + 6.036%	0.9670	01/25/48	113,803
3,179,662	Fannie Mae REMICS Series 2018-54 SA(b),(d)	SOFR30A + 6.136%	1.0670	08/25/48	231,870
525,492	Fannie Mae REMICS Series 2018-58 IO(d)		5.5000	08/25/48	89,480
121,850	Fannie Mae REMICS Series 2018-74 MI(d)		4.5000	10/25/48	23,552
425,484	Fannie Mae REMICS Series 2019-41 SB(b),(d)	SOFR30A + 5.936%	0.8670	08/25/49	42,895
1,142,908	Fannie Mae REMICS Series 2020-10 S(b),(d)	SOFR30A + 5.936%	0.8670	05/25/59	115,958
99,175	Freddie Mac REMICS Series 2367 SG(b),(d)	SOFR30A + 7.766%	2.6980	06/15/31	8,759
1,088,480	Freddie Mac REMICS Series 5112 IB(d)		6.5000	05/15/32	147,577
81,498	Freddie Mac REMICS Series 2444 TI(b),(d)		6.5000	05/15/32	10,899
234,143	Freddie Mac REMICS Series 2463 SB(b),(d)	SOFR30A + 7.886%	2.8180	06/15/32	17,040
38,000	Freddie Mac REMICS Series 2524 SX(b),(d)	SOFR30A + 7.786%	2.7180	11/15/32	3,656
51,364	Freddie Mac REMICS Series 2616 SC(b),(d)	SOFR30A + 7.886%	2.8180	12/15/32	3,471
570,623	Freddie Mac REMICS Series 2802 SI(b),(d)	SOFR30A + 5.886%	0.8180	05/15/34	29,113
287,734	Freddie Mac REMICS Series 2980 SL(b),(d)	SOFR30A + 6.586%	1.5180	11/15/34	21,920
311,357	Freddie Mac REMICS Series 2950 SN(b),(d)	SOFR30A + 5.936%	0.8680	03/15/35	14,749
836,105	Freddie Mac REMICS Series 3055 MS(b),(d)	SOFR30A + 6.486%	1.4180	10/15/35	69,043
54,523	Freddie Mac REMICS Series 3117 JS(b),(d)	SOFR30A + 6.586%	1.5180	02/15/36	4,474
231,581	Freddie Mac REMICS Series 3149 SM(b),(d)	SOFR30A + 6.536%	1.4680	05/15/36	15,332
105,688	Freddie Mac REMICS Series 3239 SI(b),(d)	SOFR30A + 6.536%	1.4680	11/15/36	8,864
214,962	Freddie Mac REMICS Series 3303 SG(b),(d)	SOFR30A + 5.986%	0.9180	04/15/37	15,353
209,843	Freddie Mac REMICS Series 3355 BI(b),(d)	SOFR30A + 5.936%	0.8680	08/15/37	13,008
210,657	Freddie Mac REMICS Series 3368 AI(b),(d)	SOFR30A + 5.916%	0.8480	09/15/37	15,369
169,639	Freddie Mac REMICS Series 4340 TI(d)		5.5000	07/15/39	11,869
157,873	Freddie Mac REMICS Series 3572 VS(b),(d)	SOFR30A + 6.616%	1.5480	09/15/39	15,383
222,170	Freddie Mac REMICS Series 4451 DI(d)		3.5000	10/15/39	13,095
2,319,140	Freddie Mac REMICS Series 3652 CS(b),(d)	SOFR30A + 6.436%	1.3680	03/15/40	234,040
157,729	Freddie Mac REMICS Series 3758 S(b),(d)	SOFR30A + 5.916%	0.8480	11/15/40	10,947

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 9.2% (Continued)
775,710	Freddie Mac REMICS Series 3935 SH(b),(d)	SOFR30A + 6.486%	1.4180	12/15/40	$18,652
102,250	Freddie Mac REMICS Series 4139 PO(e)		—	08/15/42	65,999
146,661	Freddie Mac REMICS Series 4091 TS(b),(d)	SOFR30A + 6.436%	1.3680	08/15/42	15,316
416,373	Freddie Mac REMICS Series 4471 JI(d)		4.5000	09/15/43	75,671
1,301,865	Freddie Mac REMICS Series 4995 KI(d)		5.5000	12/25/43	233,418
180,195	Freddie Mac REMICS Series 4456 IA(d)		4.0000	03/15/45	26,949
9,003,562	Freddie Mac REMICS Series 4583 TI(b),(d)	SOFR30A + 5.986%	0.1000	05/15/46	29,208
241,377	Freddie Mac REMICS Series 4583 ST(b),(d)	SOFR30A + 5.886%	0.8180	05/15/46	20,703
406,329	Freddie Mac REMICS Series 4618 SA(b),(d)	SOFR30A + 5.886%	0.8180	09/15/46	47,367
766,242	Freddie Mac REMICS Series 5007 SK(b),(d)	SOFR30A + 5.986%	0.9170	08/25/50	87,574
567,065	Freddie Mac REMICS Series 5136 IJ(d)		2.5000	02/25/51	68,185
1,012,536	Freddie Mac REMICS Series 5086 HI(d)		4.5000	03/25/51	187,395
1,081,170	Freddie Mac REMICS Series 5174 NI(d)		3.5000	12/25/51	197,297
234,222	Freddie Mac REMICS Series 4291 MS(b),(d)	SOFR30A + 5.786%	0.7180	01/15/54	16,106
120,058	Freddie Mac Strips Series 221 IO(d)		7.0000	03/15/32	21,946
3,930,649	Freddie Mac Strips Series 324 C17(d)		3.5000	12/15/33	419,767
270,318	Freddie Mac Strips Series 238 8(d)		5.0000	04/15/36	42,286
310,945	Freddie Mac Strips Series 240 IO(d)		5.5000	07/15/36	64,043
52,806	Freddie Mac Strips Series 239 IO(d)		6.0000	08/15/36	9,222
458,625	Freddie Mac Strips Series 247 24(d)		5.0000	09/15/36	77,907
758,610	Freddie Mac Strips Series 244 IO(d)		5.5000	12/15/36	123,851
350,051	Freddie Mac Strips Series 303 105(b),(d)		4.0000	01/15/43	51,391
1,253,814	Freddie Mac Strips Series 324 C24(d)		5.0000	12/15/43	234,472
732,132	Freddie Mac Strips Series 365 121(b),(d)		4.0000	10/15/47	111,050
651,587	Freddie Mac Strips Series 365 C10(d)		3.5000	06/15/49	116,839
1,042,636	Freddie Mac Strips Series 367 116(b),(d)		3.5000	06/15/50	160,410
630,767	Government National Mortgage Association Series 2021-78 QI(d)		5.0000	05/20/34	80,831
405,961	Government National Mortgage Association Series 2004-46 S(b),(d)	TSFR1M + 6.986%	1.7310	06/20/34	23,880
25,919	Government National Mortgage Association Series 2004-106 HW(b)	TSFR1M + 26.928%	0.8190	12/16/34	22,782
136,079	Government National Mortgage Association Series 2007-40 SW(b),(d)	TSFR1M + 4.066%	0.0001	07/20/37	723
153,346	Government National Mortgage Association Series 2008-2 SM(b),(d)	TSFR1M + 6.386%	1.1640	01/16/38	9,570
87,341	Government National Mortgage Association Series 2008-6 SD(b),(d)	TSFR1M + 6.346%	1.0910	02/20/38	146
1,107,836	Government National Mortgage Association Series 2008-15 CI(b),(d)	TSFR1M + 6.376%	1.1210	02/20/38	33,397
131,503	Government National Mortgage Association Series 2008-27 SI(b),(d)	TSFR1M + 6.356%	1.1010	03/20/38	3,221

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 9.2% (Continued)
109,342	Government National Mortgage Association Series 2008-36 SB(b),(d)	TSFR1M + 6.156%	0.9010	04/20/38	$57
160,822	Government National Mortgage Association Series 2008-51 SE(b),(d)	TSFR1M + 6.136%	0.9140	06/16/38	9,237
134,936	Government National Mortgage Association Series 2008-51 SC(b),(d)	TSFR1M + 6.136%	0.8810	06/20/38	6,352
65,894	Government National Mortgage Association Series 2008-95 DS(b),(d)	TSFR1M + 7.186%	1.9310	12/20/38	2,153
114,560	Government National Mortgage Association Series 2009-43 SA(b),(d)	TSFR1M + 5.836%	0.5810	06/20/39	3,055
110,630	Government National Mortgage Association Series 2010-19 SD(b),(d)	TSFR1M + 6.436%	1.2140	07/16/39	1,319
395,868	Government National Mortgage Association Series 2013-170 ID(b),(d)		3.3550	02/20/40	37,418
76,102	Government National Mortgage Association Series 2010-113 BS(b),(d)	TSFR1M + 5.886%	0.6310	09/20/40	6,104
1,179,208	Government National Mortgage Association Series 2010-133 SB(b),(d)	TSFR1M + 5.906%	0.6840	10/16/40	96,613
133,516	Government National Mortgage Association Series 2010-152 SA(b),(d)	TSFR1M + 5.936%	0.7140	11/16/40	11,198
440,942	Government National Mortgage Association Series 2012-77 DI(d)		4.0000	01/20/41	32,620
151,873	Government National Mortgage Association Series 2012-69 QI(d)		4.0000	03/16/41	18,593
370,128	Government National Mortgage Association Series 2011-148 SN(b),(d)	TSFR1M + 6.576%	1.3540	11/16/41	37,165
1,123,253	Government National Mortgage Association Series 2013-4 ID(d)		5.5000	05/16/42	221,202
932,571	Government National Mortgage Association Series 2012-126 IO(d)		3.5000	10/20/42	150,406
127,626	Government National Mortgage Association Series 2013-5 BI(d)		3.5000	01/20/43	21,460
274,286	Government National Mortgage Association Series 2013-53 OI(d)		3.5000	04/20/43	26,055
1,208,885	Government National Mortgage Association Series 2015-179 BI(d)		4.0000	08/20/43	98,503
94,300	Government National Mortgage Association Series 2013-181 SA(b),(d)	TSFR1M + 5.986%	0.7310	11/20/43	9,261
202,965	Government National Mortgage Association Series 2014-58 SA(b),(d)	TSFR1M + 5.986%	0.7310	04/20/44	18,874
364,657	Government National Mortgage Association Series 2014-91 SB(b),(d)	TSFR1M + 5.486%	0.2640	06/16/44	24,445
90,175	Government National Mortgage Association Series 2016-81 IM(d)		4.0000	10/20/44	6,993
1,506,697	Government National Mortgage Association Series 2014-146 EI(d)		5.0000	10/20/44	296,906
1,365,338	Government National Mortgage Association Series 2017-56 IE(d)		4.0000	11/20/44	128,530
576,869	Government National Mortgage Association Series 2019-22 SA(b),(d)	TSFR1M + 5.486%	0.2310	02/20/45	47,926
346,709	Government National Mortgage Association Series 2015-36 MI(d)		5.5000	03/20/45	64,240
495,660	Government National Mortgage Association Series 2015-64 SG(b),(d)	TSFR1M + 5.486%	0.2310	05/20/45	34,010
85,902	Government National Mortgage Association Series 2016-27 IA(d)		4.0000	06/20/45	10,138
313,608	Government National Mortgage Association Series 2017-99 DI(d)		4.0000	07/20/45	24,155
574,920	Government National Mortgage Association Series 2015-144 SA(b),(d)	TSFR1M + 6.086%	0.8310	10/20/45	62,420
336,152	Government National Mortgage Association Series 2016-84 IG(d)		4.5000	11/16/45	65,812
494,594	Government National Mortgage Association Series 2016-4 SM(b),(d)	TSFR1M + 5.536%	0.2810	01/20/46	33,299
200,948	Government National Mortgage Association Series 2016-9 SA(b),(d)	TSFR1M + 5.986%	0.7310	01/20/46	16,133
1,006,279	Government National Mortgage Association Series 2016-121 JS(b),(d)	TSFR1M + 5.986%	0.7310	09/20/46	81,167

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	COLLATERALIZED MORTGAGE OBLIGATIONS — 9.2% (Continued)
204,315	Government National Mortgage Association Series 2016-145 UI(d)		3.5000	10/20/46	$35,824
202,884	Government National Mortgage Association Series 2017-68 CI(d)		5.5000	05/16/47	40,835
326,028	Government National Mortgage Association Series 2018-8 IO(d)		4.0000	01/20/48	54,775
20,836,789	Government National Mortgage Association Series 2020-86 TK(b),(d)	TSFR1M + 6.086%	0.1500	08/20/48	110,202
200,688	Government National Mortgage Association Series 2018-120 JI(d)		5.5000	09/20/48	29,385
303,835	Government National Mortgage Association Series 2018-154 IT(d)		5.5000	10/20/48	55,947
508,998	Government National Mortgage Association Series 2019-6 SA(b),(d)	TSFR1M + 5.936%	0.6810	01/20/49	41,692
1,541,054	Government National Mortgage Association Series 2020-47 MI(d)		3.5000	04/20/50	258,547
731,701	Government National Mortgage Association Series 2020-167 NS(b),(d)	TSFR1M + 6.186%	0.9310	11/20/50	75,643
2,807,647	Government National Mortgage Association Series 2019-H16 CI(b),(d)		0.5370	10/20/69	100,135
	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $14,891,654)				10,696,017

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 49.5%
	AEROSPACE & DEFENSE — 0.7%
500,000	Boeing Company (The)		1.9500	02/01/24	490,069
321,000	Howmet Aerospace, Inc.		5.1250	10/01/24	318,132
					808,201
	ASSET MANAGEMENT — 3.3%
750,000	Ares Capital Corporation		3.2500	07/15/25	699,991
600,000	Blackstone Secured Lending Fund		3.6250	01/15/26	555,670
1,480,000	FS KKR Capital Corporation		4.1250	02/01/25	1,417,984
1,250,000	Icahn Enterprises, L.P. / Icahn Enterprises Finance Corporation		4.7500	09/15/24	1,210,541
					3,884,186
	AUTOMOTIVE — 6.0%
1,325,000	Ford Motor Credit Company, LLC		3.3700	11/17/23	1,312,897
850,000	Ford Motor Credit Company, LLC		3.8100	01/09/24	839,998
475,000	Ford Motor Credit Company, LLC		5.5840	03/18/24	472,034
764,000	Ford Motor Credit Company, LLC		3.6640	09/08/24	741,130
777,000	Ford Motor Credit Company, LLC		4.6870	06/09/25	753,907
500,000	Ford Motor Credit Company, LLC		5.1250	06/16/25	487,297
1,083,000	Ford Motor Credit Company, LLC		3.3750	11/13/25	1,013,528

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 49.5% (Continued)
	AUTOMOTIVE — 6.0% (Continued)
500,000	General Motors Financial Company, Inc.		1.2000	10/15/24	$474,057
980,000	Nissan Motor Acceptance Company, LLC(a)		1.1250	09/16/24	923,042
					7,017,890
	BANKING — 11.6%
287,000	Bank of America Corporation		4.2000	08/26/24	282,185
485,000	Bank of Ireland Group plc(a)		4.5000	11/25/23	481,305
500,000	Bank of Montreal(c)		1.5000	06/26/24	477,279
500,000	Bank of Montreal		5.1000	01/31/25	487,841
500,000	BNP Paribas S.A.		4.2500	10/15/24	489,756
1,002,000	BNP Paribas S.A.(a)		4.3750	09/28/25	968,069
400,000	BPCE S.A.(a)		5.7000	10/22/23	398,761
850,000	BPCE S.A.(a)		5.1500	07/21/24	837,762
500,000	BPCE S.A.(a)		4.5000	03/15/25	482,438
628,000	Citigroup, Inc.(b)	TSFR3M + 4.330%	9.6990	07/30/2167	632,238
500,000	Credit Agricole S.A.(a)		4.3750	03/17/25	484,554
750,000	Credit Suisse A.G.		4.7500	08/09/24	737,180
630,000	Danske Bank A/S(a)		3.8750	09/12/23	628,024
400,000	Deutsche Bank A.G.(b)	SOFRRATE + 2.159%	2.2220	09/18/24	397,250
645,000	Discover Bank		2.4500	09/12/24	615,834
500,000	Fifth Third Bancorp		3.6500	01/25/24	494,496
1,000,000	First Citizens BancShares, Inc.(a),(b)	US0003M + 3.972%	9.5240	06/15/2170	997,049
250,000	JPMorgan Chase & Company(b)	SOFRRATE + 0.600%	0.6530	09/16/24	248,752
500,000	Manufacturers & Traders Trust Company		2.9000	02/06/25	475,950
750,000	Natwest Group plc		3.8750	09/12/23	748,305
500,000	NatWest Markets plc(a)		0.8000	08/12/24	474,466
140,000	Societe Generale S.A.(a)		5.0000	01/17/24	138,967
800,000	Societe Generale S.A.(a)		4.2500	04/14/25	771,620
381,000	Sumitomo Mitsui Financial Group, Inc.(a)		4.4360	04/02/24	376,446
500,000	Swedbank A.B.(a)		0.6000	09/25/23	495,981
					13,622,508
	BIOTECH & PHARMA — 1.2%
750,000	Teva Pharmaceutical Finance Netherlands III BV		6.0000	04/15/24	747,347
300,000	Teva Pharmaceutical Finance Netherlands III BV		6.0000	04/15/24	298,939

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 49.5% (Continued)
	BIOTECH & PHARMA — 1.2% (Continued)
375,000	Teva Pharmaceutical Finance Netherlands III BV		7.1250	01/31/25	$377,273
					1,423,559
	CHEMICALS — 0.2%
200,000	Air Liquide Finance S.A.(a)		2.2500	09/27/23	198,886

	COMMERCIAL SUPPORT SERVICES — 2.2%
2,595,000	Aramark Services, Inc.(a)		6.3750	05/01/25	2,597,254

	CONTAINERS & PACKAGING — 0.3%
350,000	Ball Corporation		4.0000	11/15/23	347,216

	DIVERSIFIED INDUSTRIALS — 0.3%
345,000	General Electric Company(b)	US0003M + 3.330%	8.8820	06/15/2169	346,500

	ELECTRIC UTILITIES — 0.8%
250,000	Consolidated Edison, Inc.		0.6500	12/01/23	245,919
150,000	FirstEnergy Corporation		2.0500	03/01/25	141,793
265,000	Pennsylvania Electric Company(a)		4.1500	04/15/25	255,722
250,000	Public Service Enterprise Group, Inc.		2.8750	06/15/24	243,739
					887,173
	FOOD — 0.4%
500,000	Danone S.A.(a)		2.5890	11/02/23	495,975

	INSTITUTIONAL FINANCIAL SERVICES — 1.6%
1,000,000	Bank of New York Mellon Corporation (The) Series H(b)	H15T5Y + 3.352%	3.7000	03/20/2170	909,437
750,000	Goldman Sachs Group, Inc. (The)		3.3750	12/21/23	741,318
200,000	Morgan Stanley(b)	SOFRRATE + 0.509%	0.7910	01/22/25	195,001
					1,845,756
	LEISURE FACILITIES & SERVICES — 1.7%
1,576,000	Carnival Corporation		7.2000	10/01/23	1,581,445
364,000	Hyatt Hotels Corporation		1.3000	10/01/23	361,264
					1,942,709

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 49.5% (Continued)
	OIL & GAS PRODUCERS — 1.3%
500,000	Eni SpA(a)		4.0000	09/12/23	$498,597
1,000,000	Plains All American Pipeline, L.P. / PAA Finance Corporation		3.8500	10/15/23	995,450
					1,494,047
	REAL ESTATE INVESTMENT TRUSTS — 4.4%
500,000	American Tower Corporation		5.0000	02/15/24	497,407
677,000	Crown Castle International Corporation		3.2000	09/01/24	657,688
440,000	Office Properties Income Trust		4.2500	05/15/24	414,993
1,960,000	Service Properties Trust		4.6500	03/15/24	1,927,800
1,705,000	VICI Properties, L.P. / VICI Note Company, Inc.(a)		4.6250	06/15/25	1,657,209
					5,155,097
	RETAIL - DISCRETIONARY — 1.3%
1,605,000	Penske Automotive Group, Inc.		3.5000	09/01/25	1,532,329

	SOFTWARE — 0.3%
300,000	Oracle Corporation		2.4000	09/15/23	298,841

	SPECIALTY FINANCE — 5.2%
500,000	AerCap Ireland Capital DAC / AerCap Global Aviation Trust		1.1500	10/29/23	493,883
610,000	Ally Financial, Inc.		1.4500	10/02/23	605,075
500,000	Ally Financial, Inc.		3.8750	05/21/24	489,746
468,000	American Express Company		2.5000	07/30/24	453,565
545,000	Aviation Capital Group, LLC(a)		4.3750	01/30/24	537,315
650,000	Aviation Capital Group, LLC(a)		4.8750	10/01/25	625,290
500,000	Capital One Financial Corporation(b)	SOFRRATE + 0.690%	1.3430	12/06/24	489,934
1,021,000	Credit Acceptance Corporation(a)		5.1250	12/31/24	1,000,452
500,000	ILFC E-Capital Trust I(a),(b)	+ 1.550%	7.0640	12/21/65	351,947
1,025,000	OneMain Finance Corporation		6.1250	03/15/24	1,023,307
					6,070,514
	TELECOMMUNICATIONS — 4.4%
500,000	British Telecommunications plc		4.5000	12/04/23	497,465
1,502,000	Sprint Corporation		7.8750	09/15/23	1,504,519
530,000	Sprint Corporation		7.1250	06/15/24	535,458
2,650,000	Telecom Italia SpA(a)		5.3030	05/30/24	2,600,301
					5,137,743

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2023

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	CORPORATE BONDS — 49.5% (Continued)
	TOBACCO & CANNABIS — 0.4%
500,000	Imperial Brands Finance plc(a)		3.1250	07/26/24	$485,350

	TRANSPORTATION & LOGISTICS — 1.9%
914,776	American Airlines 2015-2 Class B Pass Through Trust		4.4000	09/22/23	910,369
1,175,000	Delta Air Lines, Inc.		2.9000	10/28/24	1,129,836
200,000	Penske Truck Leasing Company Lp / PTL Finance Corporation(a)		4.1250	08/01/23	200,000
					2,240,205
	TOTAL CORPORATE BONDS (Cost $59,002,872)				57,831,939

Principal			Coupon Rate
Amount ($)		Spread	(%)	Maturity	Fair Value
	TERM LOANS — 7.9%
	COMMERCIAL SUPPORT SERVICES — 0.8%
876,858	Aramark Services, Inc.(b)	TSFR1M + 2.615%	7.9330	04/06/28	876,967

	LEISURE FACILITIES & SERVICES — 1.1%
984,772	Carnival Corporation(b)	US0006M + 3.000%	8.4330	06/30/25	985,264
247,500	Scientific Games Corporation(b)	TSFR1M + 3.100%	8.3020	04/14/29	247,480
					1,232,744
	RETAIL - DISCRETIONARY — 1.7%
1,982,500	Great Outdoors Group, LLC(b)	US0001M + 3.750%	9.1830	03/05/28	1,980,637

	SEMICONDUCTORS — 0.4%
496,250	MKS Instruments, Inc.(b)	TSFR1M + 2.850%	8.1550	08/17/29	496,367

	SOFTWARE — 1.0%
1,234,375	Sunshine Software Merger Sub, Inc.(b)	US0001M + 3.750%	4.2500	10/15/28	1,146,814

	TRANSPORTATION & LOGISTICS — 2.9%
950,000	AAdvantage Loyalty IP Ltd.(b)	US0003M + 4.750%	10.3380	04/20/28	985,226
990,000	Air Canada(b)	US0003M + 3.500%	8.8390	08/11/28	991,767
1,557,970	United Airlines, Inc.(b)	US0001M + 3.750%	9.3770	04/21/28	1,562,839
					3,539,832

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
SCHEDULE OF INVESTMENTS (Continued)
July 31, 2023

Principal		Coupon Rate
Amount ($)	Spread	(%)	Maturity	Fair Value
	TERM LOANS — 7.9% (Continued)
	TOTAL TERM LOANS (Cost $9,330,935)			$9,273,361

Principal		Coupon Rate
Amount ($)		(%)	Maturity	Fair Value
	U.S. GOVERNMENT & AGENCIES — 0.9%
	U.S. TREASURY BILLS — 0.9%
1,000,000	United States Treasury Bill(e)	—	08/01/23	1,000,000

	TOTAL U.S. GOVERNMENT & AGENCIES (Cost $1,000,000)			1,000,000

	TOTAL INVESTMENTS - 98.6% (Cost $123,784,092)			$115,071,206
	OTHER ASSETS IN EXCESS OF LIABILITIES- 1.4%			1,707,026
	NET ASSETS - 100.0%			$116,778,232

A/S	- Anonim Sirketi

CLO	- Collateralized Loan Obligations

ETF	- Exchange-Traded Fund

LLC	- Limited Liability Company

Lp	- Limited Partnership

Ltd.	- Limited Company

plc	- Public Limited Company

REMIC	- Real Estate Mortgage Investment Conduit

S.A.	- Société Anonyme

SPDR	- Standard & Poor’s Depositary Receipt

H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year

SOFRR30A	United States SOFR Secured Overnight Financing Rate Over A Rolling 30-Day Period

SOFRRATE	United States SOFR Secured Overnight Financing Rate

TSFR1M	TSFR1M

TSFR3M	TSFR3M

US0001M	ICE LIBOR USD 1 Month

US0003M	ICE LIBOR USD 3 Month

US0006M	ICE LIBOR USD 6 Month

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933. The security may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of July 31, 2023 the total market value of 144A securities is $49,048,442 or 42.0% of net assets.

(b)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(c)	Step bond. Coupon rate is fixed rate that changes on a specified date. The rate shown is the current rate at July 31, 2023.

(d)	Interest only securities.

(e)	Zero coupon bond.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
STATEMENT OF ASSETS AND LIABILITIES
July 31, 2023

ASSETS
Investment securities:
At cost	$123,784,092
At fair value	$115,071,206
Cash	1,410,381
Dividends and interest receivable	1,089,580
Deposits for futures contracts	320,660
TOTAL ASSETS	117,891,827

LIABILITIES
Payable for securities purchased	1,000,000
Investment advisory fees payable	72,492
Payable to related parties	19,930
Accrued expenses and other liabilities	21,173
TOTAL LIABILITIES	1,113,595
NET ASSETS	$116,778,232

Composition of Net Assets:
Paid in capital	$129,724,785
Accumulated losses	(12,946,553)
NET ASSETS	$116,778,232

Net Asset Value Per Share:
Net Assets	$116,778,232
Shares of beneficial interest outstanding (a)	13,125,000
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.90

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
STATEMENT OF OPERATIONS
For the Year Ended July 31, 2023

INVESTMENT INCOME
Interest	$6,603,504
Dividends	423,912
TOTAL INVESTMENT INCOME	7,027,416

EXPENSES
Investment advisory fees	870,099
Administration fees	215,552
Custodian fees	25,619
Compliance officer fees	23,933
Legal fees	20,345
Audit fees	19,998
Printing and postage expenses	15,541
Trustees fees and expenses	12,885
Transfer agent fees	12,001
Insurance expense	9,125
Other expenses	8,464
TOTAL EXPENSES	1,233,562

NET INVESTMENT INCOME	5,793,854

NET REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized loss from investments	(1,042,763)
Net realized gain from redemptions in-kind	63,438
Distributions of realized gains by underlying investment companies	271
Net change in unrealized appreciation on investments	459,564
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS	(519,490)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,274,364

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Year Ended	Year Ended
	July 31, 2023	July 31, 2022
FROM OPERATIONS
Net investment income	$5,793,854	$3,081,423
Net realized loss from investments and options purchased	(1,042,763)	(458,234)
Net realized gain (loss) from redemptions in-kind	63,438	(144,757)
Distributions of realized gains by underlying investment companies	271	—
Net realized loss from futures contracts	—	(1,277,681)
Net change in unrealized appreciation (depreciation) on investments	459,564	(8,925,040)
Net increase (decrease) in net assets resulting from operations	5,274,364	(7,724,289)

DISTRIBUTIONS TO SHAREHOLDERS
Total distributions paid	(5,707,888)	(3,064,798)
Net decrease in net assets from distribution to shareholders	(5,707,888)	(3,064,798)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	14,342,119	19,413,823
Payments for shares redeemed	(18,264,082)	(16,669,551)
Net increase (decrease) in net assets from shares of beneficial interest	(3,921,963)	2,744,272

TOTAL DECREASE IN NET ASSETS	(4,355,487)	(8,044,815)

NET ASSETS
Beginning of the year	121,133,719	129,178,534
End of the year	$116,778,232	$121,133,719

SHARE ACTIVITY
Shares sold	1,625,000	2,075,000
Shares redeemed	(2,075,000)	(1,825,000)
Net increase (decrease) in shares of beneficial interest outstanding	(450,000)	250,000

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Years/Period

	For the	For the	For the	For the	For the
	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	July 31, 2023	July 31, 2022	July 31, 2021	July 31, 2020	July 31, 2019 *
Net asset value, beginning of year/period	$8.92	$9.69	$9.86	$9.84	$10.00
Activity from investment operations:
Net investment income (a)	0.44	0.22	0.13	0.12	0.22
Net realized and unrealized gain (loss) on investments	(0.03)	(0.80)	(0.16)	0.01	(0.17)
Total from investment operations	0.41	(0.58)	(0.03)	0.13	0.05
Less distributions from:
Net investment income	(0.43)	(0.19)	(0.14)	(0.11)	(0.20)
Net realized gains	—	—	—	—	(0.01)
Total distributions	(0.43)	(0.19)	(0.14)	(0.11)	(0.21)
Net asset value, end of year/period	$8.90	$8.92	$9.69	$9.86	$9.84
Market price, end of year/period	$8.87	$8.90	$9.70	$9.86	$9.88
Total return (b)(c)	4.83%	(5.73)%	(0.32)%	1.88%	0.52	% (i)(j)
Market price total return	4.72%	(6.03)%	(0.22)%	1.47%	0.53	% (i)
Net assets, at end of year/period (000)s	$116,778	$121,134	$129,179	$121,756	$27,801
Ratio of gross expenses to average net assets (d)(e)	1.06%	0.98%	1.00%	1.23%	1.30	% (k)
Ratio of net expenses to average net assets (e)(f)	1.06%	0.98%	1.00%	1.21%	0.95	% (k)
Ratio of net investment income to average net assets (g)	4.98%	2.37%	1.35%	1.21%	2.56	% (k)
Portfolio Turnover Rate (h)	31%	53%	135%	227%	330	% (i)

*	The Anfield Universal Fixed Income ETF commenced operations on September 17, 2018.

(a)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year/period.

(b)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of the period. Distributions are assumed, for the purpose of this calculation, to be reinvested at the ex-dividend date net asset value per share on their respective payment dates. Total return would have been lower absent fee waiver/expense reimbursement.

(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(e)	Does not include the expenses of other investment companies in which the fund invests.

(f)	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or expense reimbursements by the Adviser.

(g)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(h)	Portfolio turnover rate excludes securities received or delivered from in-kind transactions.

(i)	Not annualized.

(j)	Represents total return based on net asset values per share from commencement of investment operations on September 17, 2018 through July 31, 2019. Total return based on net asset value per share, as of the close of business on the day of commencement of trading on the BATS on September 18, 2018 through July 31, 2019 was 0.52%.

(k)	Annualized.

See accompanying notes to financial statements.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS
July 31, 2023

1.	ORGANIZATION

The Anfield Universal Fixed Income ETF (the “Fund”) is a series of shares of beneficial interest of the Two Roads Shared Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware on June 8, 2012, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund commenced operations on September 17, 2018. The Fund’s investment objective is to seek current income. The Fund is an actively managed ETF that normally invests at least 80% of its net assets, including any borrowings for investment purposes, in a diversified portfolio of fixed income instruments.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board’s (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the last bid and ask prices on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. The independent pricing service does not distinguish between smaller-sized bond positions known as “odd lots” and larger institutional-sized bond positions known as “round lots”. The Fund may fair value a particular bond if the adviser does not believe that the round lot value provided by the independent pricing service reflects fair value of the Fund’s holding. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities are valued using the “fair value” procedures approved by the Board. The Board has designated the adviser as its valuation designee (the “Valuation Designee”) to execute these procedures. The Board may also enlist third party consultants such a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist the Valuation Designee in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, approval of which shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

Exchange Traded Funds (“ETFs”) – The Fund may invest in ETFs. ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

Futures Contracts – The Fund may purchase or sell futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates, foreign currencies, or commodities. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral for the account of the broker (the Fund’s agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by “marking to market” on a daily basis to reflect the market value of the contracts at the end of each day’s trading. Variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. If the Fund was unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. The Fund segregates liquid securities having a value at least equal to the amount of the current obligation under any open futures contract. Risks may exceed amounts recognized in the consolidated statement of assets and liabilities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Option Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against risk. When the Fund writes a call option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

Fair Valuation Process – The applicable investments are valued by the Valuation Designee pursuant to valuation procedures established by the Board. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Valuation Designee, the prices or values available do not represent the fair value of the instrument; factors which may cause the Valuation Designee to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that affects the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If a current bid from such independent dealers or other independent parties is unavailable, the Valuation Designee shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Underlying Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value according to the methods established by the board of directors of the Underlying Funds.

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of July 31, 2023, for the Fund’s assets and liabilities measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$7,107,774	$—	$—	$7,107,774
Asset Backed Securities	—	29,162,115	—	29,162,115
Collateralized Mortgage Obligations	—	10,696,017	—	10,696,017
Corporate Bonds	—	57,831,939	—	57,831,939
Term Loans	—	9,273,361	—	9,273,361
U.S. Government & Agencies	—	1,000,000	—	1,000,000
Total	$7,107,774	$107,963,432	$—	$115,071,206

The Fund did not hold any Level 3 securities during the year.

*	Refer to the Schedule of Investments for classifications.

Security Transactions and Related Income – Security transactions are accounted for on trade date basis. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Due from broker, if any, balance is comprised of margin balance held at the broker.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared and distributed monthly. Distributable net realized capital gains are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision for federal income tax is required. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filed for open tax years July 31, 2020 through July 31, 2022, or expected to be taken in the Fund’s July 31, 2023 tax returns. The Fund identified its major tax jurisdictions as U.S. Federal, Ohio and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended July 31, 2023, cost of purchases and proceeds from sales of portfolio securities (excluding in-kind transactions, short-term investments and U.S. government obligations) for the Fund amounted to $36,706,031 and $35,527,332, respectively. For the year ended July 31, 2023, cost of purchases and proceeds from sales of in-kind transactions for the Fund amounted to $5,254,800, and $6,766,464, respectively.

4.	INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES

Regents Park Funds, LLC serves as the Fund’s investment adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, subject to the authority of the Board, is responsible for managing the day to day operations of the Fund, including: selecting the overall investment strategies; monitoring and evaluating Sub-Adviser (as defined below) performance; and providing related administrative services and facilities. Anfield Group, LLC (“Anfield Group”), which is wholly owned by the David Young and Sandra G. Glain Family Trust, wholly owns the Adviser. As compensation for its services, the Fund pays to the Adviser an advisory fee (computed daily and paid monthly) at an annual rate of 0.75% of its average daily net assets. For the year ended July 31, 2023 the Fund incurred advisory fees of $870,099.

The Adviser has engaged Anfield Capital Management, LLC (“Anfield” or the “Sub-Adviser”) to serve as Sub-Adviser to the Fund. Anfield Group owns a majority interest in Anfield. The Sub-Adviser is an affiliate of the Adviser. The Sub-Adviser, with respect to the portion of the Fund’s assets allocated to the Sub-Adviser, is responsible for selecting investments and assuring that investments are made in accordance with the Fund’s investment objective, policies and restrictions. The Adviser compensates the Sub-Adviser for its services from the management fees received from the Fund, which are computed and accrued daily and paid monthly and does not impact the financial statements of the Fund.

The Adviser, pursuant to an Expense Limitation Agreement (the “Agreement”) has contractually agreed to reduce the Fund’s fees and/or absorb expenses of the Fund until at least November 30, 2023 to ensure that total annual Fund operating expenses after fee waiver and reimbursement (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) will not exceed 1.50% of average daily net assets. This Agreement may be terminated by the Fund’s Board of Trustees on 60 days’ written notice to the Adviser. These fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved without exceeding the foregoing expense limit as well as any expense limitation that was in effect at the time the waiver or reimbursement was made. If the Adviser waives any fee or reimburses any expense pursuant to its Agreement, and the Fund’s operating expenses are subsequently less than 1.50% of average daily net assets, the Adviser will be entitled to recoupment from the Fund for such waived fees or reimbursed expenses provided that such recoupment does not cause the Fund’s expenses to exceed the expense limitation in effect at the time of the waiver or reimbursement by the Adviser, which was 1.30% for the period prior to September 1, 2021 and 1.50% on or after September 1, 2021. If the Fund’s operating expenses subsequently exceed 1.50% per annum of average daily net assets recoupments shall be suspended. No recoupment amount will be paid to the Adviser in any fiscal quarter unless the Board has determined in advance that such recoupment is in the best interest of the Fund and its shareholders.

During the year ended July 31, 2023, the Adviser did not waive management fees or reimburse expenses.

The Trust, with respect to the Fund, has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund is authorized to pay distribution fees to Northern Lights Distributors (“NLD” or “the Distributor”) and other firms that provide distribution and shareholder services (“Service Providers”). If a Service Provider provides these services, the Fund may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

No distribution or service fees are currently paid by the Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Fund.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Ultimus Fund Solutions, LLC (“UFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with UFS, the Fund pays UFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of UFS and are not paid any fees directly by the Fund for servicing in such capacities.

BluGiant, LLC (“BluGiant”), BluGiant, an affiliate of UFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, BluGiant receives customary fees from the Fund.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of UFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

5.	CAPITAL SHARE TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 25,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are principally in exchange for a deposit of a specified cash payment, plus a transaction fee, but may also be permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Funds in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”). Transactions in capital shares for the Fund are disclosed in the Statements of Changes in Net Assets.

The Transaction Fees for the Fund are listed in the table below:

	Minimum Additional	Maximum Additional
Fee for In-Kind and	Variable Charge for	Variable Charge for
Cash Purchases	Cash Purchases*	Cash Purchases*
$150	20 bps	200 bps

*	As a percentage of the amount invested.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

6.	PRINCIPAL INVESTMENT RISKS

The Fund’s investments in securities, financial instruments and derivatives expose it to various risks, certain of which are discussed below. Please refer to the Fund’s prospectus and statement of additional information for further information regarding the risks associated with the Fund’s investments which include, but are not limited to active trading risk, authorized participant concentration risk, bank loan risk, cash redemption risk, collateralized loan obligations risk, common stock risk, convertible securities risk, counterparty credit risk, credit risk, credit spread risk, currency risk, cybersecurity risk, derivatives risk, emerging markets risks, energy sector risk, ETF structure risks, financial sector risk, fixed income securities risk, fluctuation of net asset value risk, foreign (non-U.S.) investment risk, futures contract risk, gap risk, hedging transactions risk, high yield risk, index risk, investment companies and exchange-traded funds risk, issuer-specific risk, leveraging risk, LIBOR risk, liquidity risk, management risk, market risk, market events risk, MLP risk, mortgage-backed and asset-backed securities risk, odd lot pricing risk, portfolio turnover risk, prepayment and extension risk, regulatory risk, sector risk, securities lending risk, swap risk, underlying fund risk, U.S. government securities risk, valuation risk, variable or floating rate securities risk and volatility risk.

Investment Companies and ETFs Risks – When the Fund invests in other investment companies, including closed-end funds and ETFs, it will bear additional expenses based on its pro rata share of other investment company’s or ETF’s operating expenses, including management fees in addition to those paid by the Fund. The risk of owning an investment company or ETF generally reflects the risks of owning the underlying investments held by the investment company or ETF. The Fund will also incur brokerage costs when it purchases and sells closed-end funds or ETFs. The Fund may invest in inverse ETFs, which may result in increased volatility and will magnify the Fund’s losses or gains. During periods of market volatility, inverse ETFs may not perform as expected.

Underlying Fund Risk – The Fund’s investment performance and its ability to achieve its investment objective are directly related to the performance of the underlying funds in which it invests. There can be no assurance that the Fund’s investments in the underlying funds will achieve their respective investment objectives. The Fund is subject to the risks of the underlying funds in direct proportion to the allocation of its assets among the underlying funds.

Collateralized Loan Obligations Risk – The Fund is subject to certain risks as a result of its investments in Collateralized Loan Obligations (“CLOs”). The CLO’s performance is linked to the expertise of the CLO manager. One of the primary risks to investors of a CLO is the potential change in CLO manager, over which the Fund will have no control. The Fund may be adversely affected by new (or revised) laws or regulations that may be imposed by government regulators or self-regulatory organizations that supervise the financial markets. CLO debt securities are limited recourse obligations of their issuers. If income from the underlying loans is insufficient to make payments on the CLO debt, no other assets will be available for payment. In the event of an early redemption, holders of the CLO debt being redeemed will be repaid earlier than the stated maturity of the debt. The timing of redemptions may adversely affect the returns on CLO debt. The CLO manager may not find suitable assets in which to invest during the reinvestment period or to replace assets that the manager has determined are no longer suitable for investment. Additionally, there is a risk that the reinvestment period may terminate early if, for example, the CLO defaults on payments on the securities which it issues or if the CLO manager determines that it can no longer reinvest in underlying assets.

Convertible Securities Risk – The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

Derivatives Risk – The derivative instruments in which the Fund may invest, including futures, options, credit default swaps, total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments and may be subject to unanticipated market movements, which are potentially unlimited. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and certain derivatives may create a risk of loss greater than the amount invested. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The risks associated with investments in derivatives also include leverage, liquidity, interest rate, market, credit and management risks. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; and national and international political and economic events, changes in interest rates, and inflation and deflation. Trading derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other more traditional investments, and certain derivatives may create a risk of loss greater than the amount invested.

ETF Structure Risks – The Fund is structured as an ETF and as a result is subject to special risks. Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units.” Trading in Shares on the Cboe BZX Exchange, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. An active trading market for the Fund’s shares may not be developed or maintained. If the Fund’s shares are traded outside a collateralized settlement system, the number of financial institutions that can act as authorized participants that can post collateral on an agency basis is limited, which may limit the market for the Fund’s shares. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Fund shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price. If a shareholder purchases shares at a time when the market price is at a premium to the NAV or sells shares at a time when the market price is at a discount to NAV, the shareholder may sustain losses if the shares are sold at a price that is less than the price paid by the shareholder for the shares. When all or a portion of an ETFs underlying securities trade in a market that is closed when the market for the Fund’s shares is open, there may be changes from the last quote of the closed market and the quote from the Fund’s domestic trading day, which could lead to differences between the market value of the Fund’s shares and the Fund’s NAV. In stressed market conditions, the market for the Fund’s shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Fund’s shares may, in turn, lead to differences between the market value of the Fund’s shares and the Fund’s NAV.

Fixed Income Securities Risk – Fixed income securities are subject to interest rate risk, call risk, prepayment and extension risk, credit risk, duration, and liquidity risk. In addition, current market conditions may pose heightened risks for fixed income securities. When the Fund invests in fixed income securities or derivatives, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities or derivatives owned by the Fund. Risks associated with rising interest rates are heightened given that interest rates in the U.S. currently remain near historic lows, but have recently risen and are expected to rise further. Moreover, new regulations applicable to and changing business practices of financial intermediaries that make markets in fixed income securities have resulted in less market making activity for certain fixed income securities, which has reduced the liquidity and may increase the volatility for such fixed income securities. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity may decline unpredictably in response to overall economic conditions or credit tightening. Duration risk arises when holding long duration and long maturity investments, which will magnify certain risks, including interest rate risk and credit risk. Longer-term securities may be more sensitive to interest rate changes.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

Fluctuation of Net Asset Value Risk – The NAV of the Fund’s shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of the shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the shares on the Exchange. The Fund’s Sub- Adviser cannot predict whether the shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the shares will be closely related to, but not identical to, the same forces influencing the prices of the Fund’s holdings trading individually or in the aggregate at any point in time. In addition, unlike conventional ETFs, the Fund is not an index fund. The Fund is actively managed and does not seek to replicate the performance of a specified Index. Actively managed ETFs have a limited trading history and, therefore, there can be no assurance as to whether and/or the extent to which the Shares will trade at premiums or discounts to NAV.

Market Risk – Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the bond and other markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. U.S. and foreign stock markets have experienced periods of substantial price volatility in the past and may do so again in the future. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

Mortgage-Backed and Asset-Backed Securities Risk – The risk of investing in mortgage-backed and other asset-backed securities, includes prepayment risk, extension risk, interest rate risk, market risk and management risk. Mortgage-backed securities include caps and floors, inverse floaters, mortgage dollar rolls, private mortgage pass-through securities, resets and stripped mortgage securities. A systemic and persistent increase in the interest rate volatility may also negatively impact a number of the Fund’s mortgage-backed and asset-backed securities holdings. The Fund will invest less than 25% of its net assets in asset-backed securities or mortgage-backed securities that are below-investment grade.

LIBOR Risk – The Fund may invest in securities and other instruments whose interest payments are determined by references to the London Interbank Offered Rate (“LIBOR”). The United Kingdom Financial Conduct Authority, which regulates LIBOR, previously announced that after 2021 it would cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. ICE Benchmark Administration Limited, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and was scheduled to be discontinued after June 30, 2023 and the publication of the remaining LIBOR settings on a representative basis has ceased. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing Secured Overnight Financing Rate (SOFR), a broad measure of secured overnight U.S. Treasury repo rates, that is intended to replace U.S. dollar LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Markets are developing in response to these new rates, but questions around liquidity in these rates and how to appropriately adjust these rates to eliminate any economic value transfer at the time of transition remain a significant concern.

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

The unavailability of LIBOR presents risks to the Fund, including the risk that any pricing or adjustments to the Fund’s investments resulting from a substitute or alternate reference rate may adversely affect the Fund’s performance and/or NAV. The utilization of an alternative reference rate, or the transition process to an alternative reference rate, may adversely affect the Fund’s performance. It remains uncertain how such changes would be implemented and the effects such changes would have on the Fund, including any negative effects on the Fund’s liquidity and valuation of the Fund’s investments, issuers of instruments in which the Fund invests and financial markets generally.

Volatility Risk – The Fund or an underlying fund may have investments that appreciate or decrease significantly in value over short periods of time. The value of an investment in the Fund’s portfolio may fluctuate due to factors that affect markets generally or that affect a particular industry or sector. The value of an investment in the Fund’s portfolio may also be more volatile than the market as a whole. This volatility may affect the Fund’s NAV per share, including by causing it to experience significant increases or declines in value over short periods of time. Events or financial circumstances affecting individual investments, industries or sectors may increase the volatility of the Fund.

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The Statement of Assets and Liabilities represents cost for financial reporting purposes. As of the year ended July 31, 2023, aggregate cost for federal tax purposes is $123,904,924 for the Fund, and differs from market value by net unrealized appreciation (depreciation) which consisted of:

Gross unrealized appreciation:	$1,186,787
Gross unrealized depreciation:	(10,020,505)
Net unrealized depreciation:	$(8,833,718)

The tax character of Fund distributions paid for the fiscal years ended July 31, 2023 and July 31, 2022 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	July 31, 2023	July 31, 2022
Ordinary Income	$5,707,888	$3,064,798
Long-Term Capital Gain	—	—
Return of Capital	—	—
	$5,707,888	$3,064,798

As of July 31, 2023, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Distributable Earnings/
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	(Accumulated Deficit)
$367,403	$—	$(538,877)	$(3,941,361)	$—	$(8,833,718)	$(12,946,553)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to tax deferral of losses on wash sales and adjustments for perpetual bonds.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $538,877.

At July 31, 2023, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains along with capital loss carryforwards utilized as follows:

Short-Term	Long-Term	Total	CLCF Utilized
$2,172,901	$1,768,460	$3,941,361	$—

Anfield Universal Fixed Income ETF
NOTES TO FINANCIAL STATEMENTS (Continued)
July 31, 2023

Permanent book and tax differences, primarily attributable to tax adjustments for realized gain/(loss) on in-kind redemptions resulted in reclassification for the year ended July 31, 2023 as follows:

Paid
In	Accumulated
Capital	Deficit
$52,205	$(52,205)

8.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements.

Deloitte & Touche LLP 695 Town Center Drive Suite 1000 Costa Mesa, CA 92626 USA Tel: 714 436 7100 Fax: 714 436 7200 www.deloitte.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Two Roads Shared Trust

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Anfield Universal Fixed Income ETF, one of the funds constituting the Two Roads Shared Trust (the “Fund”), as of July 31, 2023, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the two years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2023, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the two years in the period then ended in conformity with accounting principles generally accepted in the United States of America. The financial highlights for each of the two years in the period ended July 31, 2021 and for the period from September 17, 2018 (commencement of operations) through July 31, 2019, were audited by other auditors whose report, dated September 29, 2021, expressed an unqualified opinion on those statements.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Costa Mesa, California

September 28, 2023

We have served as the auditor of one or more Regents Park Funds, LLC investment companies since 2022.

Anfield Universal Fixed Income ETF
ADDITIONAL INFORMATION (Unaudited)
July 31, 2023

Approval of Advisory Agreement

Regents Park Funds, LLC and Anfield Capital Management, LLC for the Anfield Universal Fixed Income ETF

At a meeting held on March 27–28, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of Two Roads Shared Trust (the “Trust”), each of whom is not an “interested person” of the Trust (the “Independent Trustees” or the “Trustees”), as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), considered the renewal (i) of the investment advisory agreement (the “Advisory Agreement”) between Regents Park Funds, LLC (“Regents Park” or the “Adviser”) and the Trust, on behalf of Anfield Universal Fixed Income ETF (the “Anfield ETF” or the “Fund”) and (ii) of the sub-advisory agreement (the “Sub-Advisory Agreement” together with the Advisory Agreement, the “Agreements”) among Regents Park, Anfield Capital Management, LLC (“Anfield” or the “Sub-Adviser”) and the Trust, on behalf of the Anfield ETF.

In connection with the Board’s consideration of the Advisory Agreement and the Sub-Advisory Agreement, the Board received written materials in advance of the Meeting, which included information regarding: (i) the nature, extent, and quality of services provided to the Anfield ETF by the Adviser and the Sub-Adviser; (ii) a description of the Adviser’s and the Sub-Adviser’s investment management personnel; (iii) an overview of the Adviser’s and the Sub-Adviser’s respective operations and financial condition; (iv) a description of the Adviser’s and the Sub-Adviser’s brokerage practices (including any soft dollar arrangements); (v) a comparison of the Anfield ETF’s advisory fee and overall expenses with those of comparable mutual funds; (vi) the level of profitability from the Adviser’s and the Sub-Adviser’s fund-related operations; (vii) the Adviser’s and the Sub-Adviser’s compliance policies and procedures, including policies and procedures for personal securities transactions, business continuity and information security and (viii) information regarding the performance record of the Fund as compared to other mutual funds with similar investment strategies.

Throughout the process, including at the Meeting, the Board had numerous opportunities to ask questions of and request additional materials from Regents Park and Anfield. The Board was advised by, and met, in executive sessions with, the Board’s independent legal counsel, and received a memorandum from such independent counsel regarding their responsibilities under applicable law. The Board also noted that the evaluation process with respect to the Adviser and the Sub-Adviser is an ongoing one and that in this regard, the Board took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Adviser and the Sub-Adviser, including quarterly performance reports prepared by management. The Board noted that the information received and considered by the Board in connection with the Meeting and throughout the year was both written and oral.

Anfield Universal Fixed Income ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
July 31, 2023

Matters considered by the Board in connection with its approval of the Agreements with respect to the Fund included, among others, the following:

Nature, Extent and Quality of Services. The Board reviewed materials provided by Regents Park related to the Advisory Agreement with respect to the Fund, including: the Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Fund and their background and experience; a review of the financial condition of Regents Park; information regarding risk management processes and liquidity management; the compliance policies and procedures of Regents Park, including its business continuity and cybersecurity policies and a code of ethics that contained provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); Regents Park’s compliance resources and practices; information regarding Regents Park’s compliance and regulatory history; and an independent report prepared by Broadridge analyzing the performance record, fees and expenses of the Fund as compared to those of a peer group of other mutual funds with similar investment strategies as selected by Broadridge.

The Board also noted that on a regular basis it received and reviewed information from the Trust’s Chief Compliance Officer (“CCO”) regarding the Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act, which included evaluating the regulatory compliance systems of the Adviser and procedures reasonably designed to ensure compliance with the federal securities laws. The Board also considered the Adviser’s policies and procedures relating to business continuity and cybersecurity, including the review and evaluation of the Trust’s CCO of these policies and procedures.

The Board took into account that Regents Park and Anfield are affiliates under common control and share many, but not all, key personnel with each other, and considered the expansion in staffing of the Adviser in different areas. The Board considered the differing functions of each firm with respect to managing either the operations and/or the portfolio for the Fund, any potential conflicts of interest for the Fund that the arrangement served, and the Adviser’s mitigation of such conflicts.

The Board noted no significant disruption or impact to the services provided by the Adviser as a result of the COVID-19 pandemic and that the Adviser had continued to provide the same level, quality and extent of services to the Fund. The Board also considered the significant risks assumed by the Adviser in connection with the services provided to the Fund, including entrepreneurial risk and ongoing risks including investment, operational, enterprise, litigation, regulatory, and compliance risks with respect to the Fund.

The Board considered Regents Park’s role as the investment adviser to the Anfield ETF and Regents Park’s retention of a sub-adviser to manage day-to–day investment decisions for the Fund. The Board considered the oversight and supervisory role performed by Regents Park for the Fund, and noted that Regents Park provided overall management and oversight of the Fund’s operations and expenses, competitor analysis, and compliance and operational support and operated a Sub-Adviser Oversight Committee to monitor the Sub-Adviser of the Fund, among other services provided to the Fund. The Board considered that Regents Park received daily reports from the Sub-Adviser in connection with Regents Park’s oversight of the Sub-Adviser. In addition, the Board considered its familiarity with Regents Park’s personnel obtained from the Board’s

Anfield Universal Fixed Income ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
July 31, 2023

oversight of the Fund and of other funds in the Trust advised by Regents Park, as well as the affiliation between Regents Park and Anfield and any potential conflicts of interest with the Sub-Adviser.

In considering the nature, extent, and quality of the services provided by Regents Park, the Board also took into account its knowledge, acquired through discussions and reports during the preceding year and in past years, of Regents Park’s management and the quality of the performance of its duties. The Board concluded that the management of Regents Park had the skills, experience and sophistication necessary to effectively oversee the Sub-Adviser and concluded that Regents Park had sufficient quality and depth of personnel, resources, and compliance policies and procedures for performing its duties and that the nature, overall quality and extent of the services provided by Regents Park were satisfactory and reliable.

The Board reviewed materials provided by Anfield related to the Sub-Advisory Agreement with respect to the Anfield ETF, including: the Sub-Advisory Agreement; a description of the manner in which investment decisions are made and executed; an overview of the personnel that perform services for the Anfield ETF and their background and experience; information relating to the financial condition of the Sub-Adviser; a written report containing the Sub-Adviser’s performance commentaries for the prior quarterly period; the Sub-Adviser’s compliance policies and procedures, including its business continuity and cybersecurity policies, a code of ethics containing provisions reasonably necessary to prevent Access Persons, as that term is defined in Rule 17j-1 under the 1940 Act, from engaging in conduct prohibited by Rule 17j-1(b); information regarding risk management processes and liquidity management; an annual review of the operation of the Sub-Adviser’s compliance program; information regarding the Sub-Adviser’s compliance and regulatory history; and an independent report prepared by Broadridge, an independent third party data provider, analyzing the performance record of the Anfield ETF and the fees and expenses of the Anfield ETF as compared to other mutual funds with similar investment strategies, as applicable.

In considering the nature, extent, and quality of the services provided by Anfield in its capacity as a sub-adviser, the Board also took into account its knowledge of Anfield’s management and the quality of the performance of its duties as adviser and as a sub-adviser, acquired through discussions and reports during the preceding year and in past years. The Board noted no significant disruption or impact to the services provided by the Sub-Adviser as a result of the COVID-19 pandemic and that the Sub-Adviser had continued to provide the same level, quality and extent of services to the Fund. The Board reviewed the background information on Anfield’s key personnel, taking into consideration their education, financial industry experience, and fixed income experience. The Board noted the continued retention of an outside CCO and found that Anfield continued to operate an effective compliance program and had no significant compliance matters reported over the past year. The Board concluded that Anfield had sufficient quality and depth of personnel, resources, investment methodologies and compliance policies and procedures to perform its duties under the Sub-Advisory Agreement with respect to the Anfield ETF and that the nature, overall quality and extent of the services provided by Anfield were satisfactory and reliable.

Anfield Universal Fixed Income ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
July 31, 2023

Performance. In considering the Fund’s performance, the Board noted that it reviews information about the Fund’s performance results at its regularly scheduled meetings. Among other data, the Board considered the Fund’s performance as compared to a broad-based index and against the performance of a group of peer funds provided by Broadridge, an independent third-party data provider (the “Peer Group”). The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including in particular that data may vary depending on the selected end date and that the results of the performance comparisons may vary depending on the selection of the Peer Group. The Board also noted differences in the investment strategies of the Fund relative to its Peer Group. The Board also received discount/premium information.

The Board also took into account management’s discussion of the performance of the Anfield ETF, including the quarterly written reports containing the Adviser’s and Sub-Adviser’s respective performance commentaries. The Board also noted that each of the Adviser and Sub-Adviser was actively monitoring the performance of the Fund.

With respect to the Anfield Universal Fixed Income ETF, the Board noted that Anfield is responsible for the day-to-day management of the Fund’s investment portfolio and considered, among other data, the performance of the Fund for the one-year, three-year, and since inception periods ended December 31, 2022 as compared to the Fund’s benchmark index, Peer Group, and Morningstar category. The Board considered that the Fund outperformed the median of its Peer Group and Morningstar category for the one-year period, outperformed the median of its Peer Group for the three-year period, performed equally to the median of its Morningstar category for the three-year period, performed equally to the median of its Peer Group for the since inception period, and underperformed the median of its Morningstar category for the since inception period. The Board also considered that the Fund underperformed the benchmark index for the one-year, three-year, and since inception periods. The Board took into account Regents Park’s discussion of the Fund’s performance, including relative to the benchmark and took into account the Fund’s outperformance in recent years, including for the three-year period, relative to the Peer Group and Morningstar category. The Board concluded that the Fund’s overall performance was satisfactory. and the Adviser and Sub -Adviser have shown the ability to manage the Fund in accordance with the strategies set forth in the prospectus.

Fees and Expenses. Regarding the costs of the services provided by the Adviser and Sub-Adviser, the Board considered, among other expense data, a comparison prepared by Broadridge of the Fund’s advisory fee and operating expenses compared to the advisory fee and expenses of the funds in its Peer Group and Morningstar category. The Board noted that while it found the data provided by the independent third-party generally useful, it recognized its limitations, including potential differences in the investment strategies of the Fund relative to its Peer Group, as well as the level, quality and nature of the services provided by the Adviser and Sub-Adviser with respect to the Fund. The Board also took into account the Adviser’s discussion with respect to the fees and expenses relating to the Fund.

The Board noted that, with respect to the Anfield Universal Fixed Income ETF, the Fund’s contractual advisory fee was above the median of the Peer Group and Morningstar category, but

Anfield Universal Fixed Income ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
July 31, 2023

not the highest among the Peer Group or Morningstar category. The Board also noted that the Fund’s net total expenses were above the median of its Peer Group and Morningstar category. The Board took into account that the Adviser had agreed to reimburse expenses to limit net annual operating expenses to 1.50% of the Fund’s average net assets (exclusive of any taxes, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, indirect expenses, expenses of other investment companies in which the Fund may invest, or extraordinary expenses such as litigation) and that at present the Fund’s gross expenses were below its expense limitation.

With respect to the sub-advisory fees relating to the Fund, the Board considered that the Fund pays an advisory fee to the Adviser and that, in turn, the Adviser pays a portion of its advisory fee to the Sub-Adviser. The Board also took into account the amount of the advisory fee to be retained by Regents Park and the services to be provided with respect to the Fund by the Adviser and the Sub-Adviser. In considering the level of the Fund’s advisory and sub-advisory fee, the Board also took into account the fees charged by the Adviser and Sub-Adviser to other accounts managed with a similar investment strategy, if any, noting that differences were attributable to the differences in the management of these different kinds of accounts. The Board also noted any reimbursement of Fund expenses by the Sub-Adviser.

Based on the factors above, the Board concluded that the advisory fee and sub-advisory fee of the Fund was not unreasonable.

Profitability. The Board considered the profitability of each of Regents Park and Anfield and their respective affiliates with respect to the Fund, as applicable, and whether these profits were reasonable in light of the services provided to the Fund. The Board reviewed profitability analyses prepared by Regents Park and Anfield based on the Fund’s asset levels and considered the total profits of each of the Adviser and the Sub-Adviser, respectively, from its relationship with the Fund and in the aggregate with certain other funds managed by the Adviser in the Trust. The Board concluded that each of Regents Park and Anfield’s profitability, if any, from its respective relationship with the Fund, after taking into account a reasonable allocation of costs, was not excessive.

Economies of Scale. The Board considered whether any of Regents Park or Anfield would realize economies of scale with respect to the advisory or sub-advisory services provided to the Fund. The Board considered the profitability analyses provided by the Adviser and Sub-Adviser and noted that expenses of managing the Fund as a percentage of assets under management were expected to decrease as the Fund’s assets continue to grow. The Board noted that at current asset levels, economies of scale were not a relevant consideration and that it would revisit whether economies of scale exist in the future once the Fund had achieved sufficient size.

Other Benefits . The Board also considered the character and amount of other direct and incidental benefits to be received by each of Regents Park and Anfield from its respective relationship with the Fund. The Board noted that neither of Regents Park or Anfield believed it would receive any direct, indirect or ancillary material “fall-out” benefits from its relationship with the Fund, other than certain reputational benefits that may result from these relationships. The

Anfield Universal Fixed Income ETF
ADDITIONAL INFORMATION (Unaudited) (Continued)
July 31, 2023

Board concluded that such benefits are reasonable.

Conclusion. The Board, having requested and received such information from each of Regents Park and Anfield as it believed reasonably necessary to evaluate the terms of the Advisory Agreement and Sub-Advisory Agreement with respect to the Fund and having been advised by independent counsel that it had appropriately considered and weighed all relevant factors, determined that approval of Advisory Agreement and Sub-Advisory Agreement with respect to the Fund for an additional one-year term was in the best interests of the Fund and its shareholders.

In considering the renewal of the Advisory Agreement and Sub-Advisory Agreement with respect to the Fund, the Board considered a variety of factors, including those discussed above, and also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry). The Board did not identify any one factor as determinative, and each Independent Trustee may have weighed each factor differently. The Board’s conclusions may be based in part on its consideration of the advisory arrangements in prior years and on the Board’s ongoing regular review of Fund performance and operations throughout the year.

Anfield Universal Fixed Income ETF
EXPENSE EXAMPLES (Unaudited)
July 31, 2023

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs for purchasing and selling shares, including brokerage commissions on purchases and sales of Fund shares (which are not reflected in the example below); and (2) ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2023 to July 31, 2023 (the ’‘period’’).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled ’‘Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions on purchases or sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period	During the Period
Actual	2/1/23	7/31/23	2/1/23-7/31/23*	2/1/23-7/31/23
	$1,000.00	$1,028.60	$5.33	1.06%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period	During the Period
(5% return before expenses)	2/1/23	7/31/23	2/1/23-7/31/23*	2/1/23-7/31/23
	$1,000.00	$1,019.54	$5.31	1.06%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

Anfield Universal Fixed Income ETF
ADDITIONAL INFORMATION (Unaudited)
July 31, 2023

LIQUIDITY RISK MANAGEMENT PROGRAM

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the year ended July 31, 2023, the Trust’s Liquidity Risk Management Program Committee (the “Committee”) reviewed the Fund’s investments and determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Committee concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

Anfield Universal Fixed Income ETF
SUPPLEMENTAL INFORMATION (Unaudited)
July 31, 2023

Trustees and Officers. The Trustees and officers of the Trust, together with information as to their principal business occupations during the past five years and other information, are shown below. Unless otherwise noted, the address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Independent Trustees *

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Mark Garbin Year of Birth: 1951	Trustee	Indefinite, Since 2012	Managing Principal, Coherent Capital Management LLC (since 2008), Independent Director, OCHEE LP (2021- present)	7	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); Forethought Variable Insurance Trust (since 2013); iDirect Private Markets Fund (since 2014); Carlyle Tactical Private Credit Fund (since March 2018) and OHA CLO Enhanced Equity II Genpar LLP (since 2021)
Mark D. Gersten Year of Birth: 1950	Chairman, Trustee	Indefinite, Since 2012	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011)	7	Northern Lights Fund Trust (since 2013); Northern Lights Variable Trust (since 2013); iDirect Private Markets Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017)
Neil M. Kaufman Year of Birth: 1960	Trustee, Audit Committee Chairman	Indefinite, Since 2012	Managing Member, Kaufman McGowan PLLC (legal services)(Since 2016)	7	iDirect Private Markets Fund (since 2014)
Anita K. Krug Year of Birth: 1969	Trustee	Indefinite, Since 2012	Dean and Professor (since 2019) of Chicago-Kent College of Law, Illinois Institute of Technology; Interim Vice Chancellor for Academic Affairs (2018-2019) University of Washington Bothell; Interim Dean (2017- 2018), Professor (2016-2019), Associate Professor (2014-2016); and Assistant Professor (2010-2014), University of Washington School of Law	7	iDirect Private Markets Fund (since 2014); Centerstone Investors Trust (2016-2021)

*	Information as of July 31, 2023.

**	As of July 31, 2023, the Trust was comprised of 26 active portfolios managed by eleven unaffiliated investment advisers and three affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for Anfield Diversified Alternatives ETF, Anfield Dynamic Fixed Income ETF, Anfield U.S. Equity Sector Rotation ETF and Regents Park Hedged Market Strategy ETF, each of which is advised by Regents and sub-advised by the Fund’s Sub-Adviser; Anfield Universal Fixed Income Fund, which is advised by the Fund’s Sub-Adviser; and Affinity World Leaders Equity ETF, which is advised by Regents.

7/31/23 – Two Roads v2

Anfield Universal Fixed Income ETF
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
July 31, 2023

Officers of the Trust*

Name, Address, Year of Birth	Position(s) Held with Registrant	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
James Colantino Year of Birth: 1969	President Since Feb. 2017 Treasurer (2012 to 2017)	Senior Vice President (2012 – present); Vice President (2004 to 2012); Ultimus Fund Solutions LLC	N/A	N/A
Laura Szalyga Year of Birth: 1978	Treasurer Since Feb. 2017	Vice President, Ultimus Fund Solutions LLC (since 2015); Assistant Vice President, Ultimus Fund Solutions LLC (2011-2014)	N/A	N/A
Timothy Burdick Year of Birth: 1986	Vice President Since Aug. 2022 Secretary Since Aug. 2022	Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2022 – present); Assistant Vice President and Counsel, Ultimus Fund Solutions, LLC (2019 – 2022); Senior Program Compliance Manager, CJ Affiliate (2016 – 2019).	N/A	N/A
William B. Kimme Year of Birth: 1962	Chief Compliance Officer Since Inception	Senior Compliance Officer, Northern Lights Compliance Services, LLC (September 2011 – present)	N/A	N/A

*	Information is as of July 31, 2023.

**	As of July 31, 2023, the Trust was comprised of 26 active portfolios managed by eleven unaffiliated investment advisers and three affiliated investment advisers. The term “Fund Complex” applies only to those funds that (i) are advised by a common investment adviser or by an investment adviser that is an affiliated person of the investment adviser of any of the other funds in the Trust or (ii) hold themselves out to investors as related companies for purposes of investment and investor services. The Fund does not hold itself out as related to any other series within the Trust except for Anfield Diversified Alternatives ETF, Anfield Dynamic Fixed Income ETF, Anfield U.S. Equity Sector Rotation ETF and Regents Park Hedged Market Strategy ETF, each of which are advised by Regents and sub-advised by the Fund’s Sub-Adviser; Anfield Universal Fixed Income Fund, which is advised by the Fund’s Sub-Adviser; and Affinity World Leaders Equity ETF, which is advised by Regents.

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-866-4848.

7/31/23 – Two Roads v2

PRIVACY NOTICE

FACTS	WHAT DOES TWO ROADS SHARED TRUST DO WITH YOUR PERSONAL INFORMATION

Why?	Financial companies choose how they share your personal information.

Federal law gives consumers the right to limit some but not all sharing.
Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	THE TYPES OF PERSONAL INFORMATION WE COLLECT AND SHARE DEPENDS ON THE PRODUCT OR SERVICE THAT YOU HAVE WITH US. THIS INFORMATION CAN INCLUDE:

● Social Security number and income

● Account transactions and transaction history

● Investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reason Two Roads Shared Trust chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does Two Roads Shared Trust share?	Can you limit this sharing?
For our everyday business purposes –
such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	YES	NO
For our marketing purposes –	NO	We do not share
to offer our products and services to you
For joint marketing with other financial companies	NO	We do not share

For our affiliates’ everyday business purposes –	NO	We do not share
information about your transactions and experiences

For our affiliates’ everyday business purposes –	NO	We do not share
information about your creditworthiness
For our affiliates to market to you	NO	We do not share

For nonaffiliates to market to you	NO	We do not share

Questions?	Call 1-631-490-4300

What we do

How does Two Roads Shared Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.

These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How does Two Roads Shared Trust	We collect your personal information, for example, when you
collect my personal information?
● open an account or give us contact information

● provide account information or give us your income information

● make deposits or withdrawals from your account

We also collect your personal information from other companies.
Why can’t I limit all sharing?	Federal law gives you the right to limit only

● sharing for affiliates’ everyday business purposes – information about your creditworthiness

● affiliates from using your information to market to you

● sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Two Roads Shared Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliates financial companies that together market financial products or services to you.

● Two Roads Shared Trust does not jointly market.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the twelve month period ended June 30 as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-866-866-4848 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-866-866-4848.

Adviser
Regents Park Funds, LLC
4041 MacArthur Blvd., Suite 155
Newport Beach, CA 92660

Administrator
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing contained herein may be considered an offer of sale or solicitation of an offer to buy shares of the Fund. Such offering is made only by prospectus, which contains information about the Fund’s investment objective, risks, fees and expenses. Investors are reminded to read the prospectus carefully before investing in the Fund.

AUE-AR23

(b)        Not applicable

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(d)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant’s board of trustees has determined that Mark Gersten and Neil M. Kaufman are audit committee financial experts, as defined in Item 3 of Form N-CSR. Mr. Gersten and Mr. Kaufman are independent for purposes of this Item.

(a)(2) Not applicable.

(a)(3) Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal year are as follows:

Trust Series	2023	2022
Anfield Universal Fixed Income ETF	$20,000	$20,000

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are as follows:

Trust Series	2023	2022
Anfield Universal Fixed Income ETF	$4,400	$4,400

(d)	All Other Fees – The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 for the fiscal year ended July 31, 2023.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended July 31, 2023 and 2022 are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

(h)       Not applicable.

(i)       Not applicable.

(j)       Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Mark Garbin, Mark Gersten, Neil M. Kaufman and Anita K. Krug.

ITEM 6. INVESTMENTS

Included in annual report to shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)       Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), as of a date within 90 days of the filing date of this Form N-CSR, the principal executive officer and principal financial officer of the registrant have concluded that the disclosure controls and procedures of the registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 13. EXHIBITS

(a)(1) Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 13(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable.

(a)(4) Change in registrant’s independent public accountant is filed herewith

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 13(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Two Roads Shared Trust

By James Colantino	/s/ James Colantino
Principal Executive Officer/President,
Date: October 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By James Colantino	/s/ James Colantino
Principal Executive Officer/President,
Date: October 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Laura Szalyga	/s/ Laura Szalyga
Principal Financial Officer/Treasurer
Date: October 4, 2023